Exhibit 10.21

                           1997 Compensation Plans

Mark Battaglia            Focus on world/wide new sales revenue growth,
                          world/wide SYSTAT and Prentice Hall indirect sales.

Ian Durrell               Focus on sales contribution growth outside of North
                          and south America and world/wide profitability

Ed Hamburg                Focus on world/wide profitability and the
                          effectiveness of the reporting and control systems.

Jack Noonan               Focus on world/wide profitability and the
                          effectiveness of the reporting and control systems.

Susan Phelan              Focus on North and South  American sales contribution
                          growth and world/wide profitability.

Louise  Rehling           Focus on key product deliverables, quality improvement
                          and world/wide profitability.

                                          1996               1997
                                    ----------------   ----------------
Mark Battaglia
                 Base              $         110,000  $         110,000
                 Bonus                        85,000             95,000
                                    ----------------   ----------------
                                   $         195,000  $         205,000     5.4%

Ian Durrell
                 Base              $         150,000  $         150,000
                 Benefits                     40,000             40,000
                 Commission                   95,000            105,000
                                    ----------------   ----------------
                                   $         285,000  $         295,000     3.6%

Edward Hamburg
                 Base              $         156,000  $         156,000
                 Bonus                        85,000             95,000
                                    ----------------   ----------------
                                   $         241,000  $         251,000     4.3%

Jack Noonan
                 Base              $         235,000  $         235,000
                 Bonus                       180,000            220,000
                                    ----------------   ----------------
                                   $         415,000  $         455,000     5.0%

Susan Phelan
                 Base              $         100,000  $         110,000
                 Commission                  105,000            110,000
                                    ----------------   ----------------
                                   $         205,000  $         220,000    10.8%

Louise Rehling
                 Base              $         135,000  $         135,000
                 Bonus                        80,000             90,000
                                    ----------------   ----------------
                                   $         215,000  $         225,000     4.8%